4th Quarter Highlights 2 0 1 9

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Why Invest in First Merchants? 3 3

Company Profile (as of December 31, 2019) ($ in Thousands) First Merchants Market Information Common Shares Outstanding 55,368,482 ₎ First Merchants Bank formed in 1893, celebrating its Market Cap $2,302,775 126th anniversary. Dividend Yield 2.40% ₎ First Merchants Corporation, organized in 1982, is Price/Tangible Book Value 1.90x the largest financial services holding company Price/LTM EPS 13.0x headquartered in Central Indiana Price/2019 Est. EPS 12.5x Financial Highlights($ in Thousands) Assets $12,457,254 Leadership Team (Name, title, age) Loans, Net $8,388,063 Michael C. Rechin, President & CEO 61 Deposits $9,839,956 Mark K. Hardwick, EVP, COO & CFO 49 Tangible Common Equity $1,207,431 Michael J. Stewart, EVP & Chief Banking Officer 54 TCE/TA 10.16% John J. Martin, EVP & Chief Credit Officer 53 2019 Net Income – YTD $164,460 Michele M. Kawiecki, SVP, Director of Finance 47 2019 ROAA – YTD 1.48% 2019 ROATCE - YTD 15.81% Michael B. Joyce, SVP, President PWA 45 NPAs/Loans + OREO 0.29% Carrie A. Valek, SVP, Director Consumer Banking 43 4 4

Our Franchise Key Market Profiles Loans Deposits $1,260M Columbus $ 674M 823M Fort Wayne 1,035M 2,788M Indianapolis 1,887M 693M Lafayette 1,266M 1,039M Lakeshore 1,336M 702M Michigan 1,104M 1,163M Muncie 2,538M $8,468M Total $9,840M (as of December 31, 2019) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5 5

Key FMC Deposit Market Share – FDIC Data June 30, 2019 County Region/Type Market Position Market % $ Deposits Delaware County, IN Muncie (Established) 1 55.53% $ 1,522,233 Monroe, MI Michigan (Established) 1 48.66% 1,005,960 Madison County, IN Indianapolis (Growth) 1 26.62% 398,825 Jasper County, IN Lafayette (Established) 1 34.43% 226,725 White County, IN Lafayette (Established) 1 36.99% 173,930 Jay County, IN Muncie (Established) 1 50.15% 126,051 Wells County, IN Fort Wayne (Growth) 1 21.79% 105,940 Union County, IN Muncie (Established) 1 41.35% 47,507 Tippecanoe County, IN Lafayette (Established) 2 20.83% 580,077 Henry County, IN Muncie (Established) 2 36.92% 237,709 Shelby County, IN Indianapolis (Growth) 2 16.20% 101,212 Wabash County, IN Muncie (Established) 2 15.09% 65,689 Clinton County, IN Lafayette (Established) 2 12.36% 56,763 Hendricks County, IN Indianapolis (Growth) 3 11.68% 320,734 Adams County, IN Muncie (Established) 3 15.48% 106,177 Huntington County, IN Fort Wayne (Growth) 3 15.66% 96,909 Randolph County, IN Muncie (Established) 3 2.99% 76,092 Hamilton County, IN Indianapolis (Growth) 4 7.10% 838,042 Allen County, IN Fort Wayne (Growth) 4 10.18% 635,312 Morgan County, IN Indianapolis (Growth) 4 12.47% 130,183 Hancock County, IN Indianapolis (Growth) 4 10.76% 113,431 Marshall County, IN Fort Wayne (Growth) 4 6.29% 51,819 Carroll County, IN Lafayette (Established) 4 15.31% 46,381 Miami County, IN Muncie 4 8.23% 33,489 Fayette County, IN Muncie 5 9.45% 31,663 Sub Total $7,128,853 First Merchants Total $9,611,598 6

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” Commercial Banking Consumer Banking Business Banking Mortgage Banking Commercial & Industrial Agriculture Private Wealth Advisory Sponsor Finance Private Banking Public Finance Investment Management Healthcare Services Personal Trust Investment Real Estate Brokerage Treasury Management Retirement Merchant Processing Services “We specialize in our communities” 7

First Merchants Strategy Commercial Bank Located in Prime Growth Commercial Banking Markets Indianapolis, Indiana Monroe, Michigan Columbus, Ohio Fort Wayne, Indiana Lafayette, Indiana Lakeshore - Northwest Indiana Hire the Best Talent Supported with the Finest: Sales Management Process Credit and Treasury Services Revenue-Based Incentive System 8

First Merchants Strategy Consumer Retail Bank Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals State-of-the-Art Systems Deposit and CRM Systems Online Banking System Mobile Banking System Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy Private Wealth Advisors Comprehensive and coordinated approach to personal wealth management Expertise in Investment Management, Private Banking, Fiduciary, Estate and Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer bank to offer personal investment advice through First Merchants Investment Services 10

Line-of-Business Strategies COMMERCIAL CONSUMER BANKING BANKING WEALTH WEALTH ADVISORY ADVISORY 11

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,417 Total Population: 413,458 Deposit Market Share: 15.33% Deposit Market Share: 10.16% FOUNDING MARKET Lafayette MSA Muncie MSA Columbus, Ohio MSA Entered: 2002 Established: 1893 Entered: 2003 Total Population: 233,128 Total Population: Total Population: 2,144,928 Deposit Market Share: 20.83% 114,108 Deposit Market Share: 1.22% Current Market Share: 55.53% Indianapolis MSA Monroe, Michigan MSA Entered: 1998 Entered: 2019 Total Population: 2,078,605 Total Population: 150,699 Deposit Market Share: 4.04% Deposit Market Share: 48.66% *Includes Jasper, Lake, and Porter counties 12

Ranked Best in the Midwest for Business AAA Credit Rating since 20081 Leading the Nation in Manufacturing Job Growth 1st in Midwest and 5th Nationally for Best State for Doing Business2 1st Metro Area for Strong Job Opportunities with Affordable Housing 1st Nationally for Highway Accessibility 1st in the Midwest/8th Nationally for Low Taxes 1st for Quality of Government and Government Administration3 1st for Best Business Regulatory Climate4 Top 5 Nationally for Cost of Doing Business 2nd in the Nation for Small Business Growth 2nd Nationally for Availability of Skilled Labor 2nd Best City in the Nation for Recent Graduates (Indianapolis) 2nd Nationally for Top States for Business - Infrastructure 2nd Largest Global Fed Ex Air Hub 4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 13

Muncie Market ₎ Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state ₎ Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas. ₎ Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape ₎ Ranked #27, Forbes Best Small Places for Business and Careers ₎ Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology ₎ Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 9 $1,522,233 55.53% Projected HHI & Pop. Change 2020-2025 2 Mutual First Financial 7 653,442 23.84% 14.34% 3 J.P. Morgan Chase 3 240,499 8.77% 9.87% 10.94% 4 Old National Bancorp 4 175,585 6.41% 5 Star Financial Group 3 148,707 5.42% 3.27% 2.02% 6 Woodforest Financial Group 1 833 0.03% -0.51% Market Total 27 $ 2,741,299 U.S. Indiana Delaware Co. *SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 14

Indianapolis Market ₎ Indianapolis metropolitan area includes four of the five fastest-growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with Notable Major Employers populations of at least 5,000* ₎ The population data released by the U.S. Census Bureau show suburban Hamilton County’s population grew 20.2% since 2010 ₎ Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio* ₎ With 867,125 residents, Indianapolis was the nation’s 17th largest city* Indianapolis-Carmel-Anderson, IN MSA** Mkt. Rank Branches Deposits Share 1 JP Morgan Chase 66 $10,832,171 19.98% 2 PNC Financial Services Group 61 7,585,010 13.99% 3 Fifth Third Bancorp 42 4,610,022 8.50% 4 Huntington Bancshares 40 3,579,245 6.60% 5 Bank of Montreal 36 3,446,760 6.36% 6 First Internet Bancorp 1 3,055,633 5.64% Projected HHI & Pop. Change 2020-2025 7 KeyCorp 19 3,007,934 5.55% 15.03% 8 Bank of America 3 2,528,339 4.66% 10.94% 9 Merchants Bancorp 3 2,333,994 4.31% 9.87% 10 First Merchants Corporation 33 2,192,200 4.04% 3.27% 2.90% Market Total 526 $54,224,982 2.02% *IN.gov U.S. Indiana Marion Co. **SNL Financial FDIC Summary of Deposits as of June 30, 2019 ***Marion County, IN HHI Pop. 15

Lafayette Market ₎ Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers ₎ Ranked #2, Forbes Best Small Places for Business and Careers ₎ Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)** ₎ Ranked among 24/7 Wall St., American City Adding the Most Jobs ₎ Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 5 $ 873,326 31.35% 2 First Merchants Corporation 8 580,077 20.83% 3 Regions Financial Corp 6 309,630 11.12% 4 Old National Bancorp 4 242,592 8.71% 5 Horizon Bancorp 5 210,728 7.57% Projected HHI & Pop. Change 2020-2025 6 Huntington Bancshares, Inc. 3 161,359 5.79% 7 First Bancshares 5 122,206 4.39% 12.98% 8 Fifth Third Bancorp 2 104,968 3.77% 9.87% 10.94% 9 1st Source Corp 3 94,444 3.39% 4.46% 10 Piper Holdings 3 25,631 .92% 3.27% 2.02% Market Total 51 $ 2,785,456 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 16

Lakeshore Market ₎ Indiana’s second-most populous market Notable Major Employers ₎ Benefit from its Chicago proximity ₎ Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** ₎ New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol** ₎ Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,559,201 24.94% 2 JPMorgan Chase & Co. 19 2,055,209 20.03% 3 First Midwest Bancorp 14 1,103,746 10.76% 4 First Merchants Corporation 10 913,715 8.90% 5 Northwest Indiana Bancorp 15 823,788 8.03% Projected HHI & Pop. Change 2020-2025 6 First Financial Bancorp 8 759,383 7.40% 10.94% 7 Bank of Montreal 14 574,425 5.60% 9.87% 10.20% 8 Fifth Third Bancorp 11 499,095 4.86% 9 AMB Financial Corp 5 190,578 1.86% 3.27% 10 PNC Financial Services Group 4 187,715 1.83% 2.02% Market Total 145 $10,262,262 -0.24% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 17

Fort Wayne Market ₎ 2nd Largest MSA in the State of Indiana Notable Major Employers ₎ Diversified economy (manufacturing, health care, retail trade, food services) ₎ Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas ₎ Fort Wayne-Allen County economic engine of the Northeast Indiana region ₎ #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 JP Morgan Chase & Co. 12 1,276,476 20.42% 2 Lakeland Financial Corp. 5 894,320 14.31% 3 PNC Financial Services Group 11 719,618 11.51% 4 First Merchants Corporation 8 635,312 10.16% Projected HHI & Pop. Change 2020-2025 5 Flagstar Bancorp 13 527,350 8.44% 6 Old National Bancorp 5 514,046 8.22% 10.94% 10.70% 9.87% 7 STAR Financial Group, Inc. 9 465,735 7.45% 8 1st Source Corp. 8 393,564 6.30% 3.11% 9 Fifth Third Bancorp 7 279,488 4.47% 3.27% 2.02% 10 First Defiance Financial 3 99,128 1.59% Market Total 97 $ 6,250,828 U.S. Indiana Allen County HHI Pop. *SNL Financial FDIC Summary of Deposits as of June 30, 2019 18

Columbus, Ohio Market ₎ Second-most populous county in Ohio Notable Major Employers ₎ Within 600 miles of 60% of All U.S. and Canadian Population ₎ Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** ₎ Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 57 $ 21,259,940 42.58% 2 JP Morgan Chares & Co 51 11,806,056 23.65% 3 PNC Financial Services Group 40 4,801,164 9.62% 4 Fifth Third Bancorp 38 4,692,684 9.40% 5 Key Corp 21 1,357,761 2.72% 6 U.S. Bancorp 33 1,224,166 2.45% Projected HHI & Pop. Change 2020-2025 7 Heartland Bancorp 15 769,022 1.54% 8 First Merchants Corporation 9 607,718 1.22% 9.87% 10.18% 9 Wells Fargo & Co 1 579,729 1.16% 8.72% 10 First Financial Bancorp 5 512,166 1.03% 4.66% 3.27% Market Total 319 $ 49,928,406 0.96% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 U.S. Ohio Franklin County **http://jobs-ohio.com/manufacturing/ HHI Pop. 19

Monroe, Michigan Market Notable Major Employers ₎ Monroe is located on the western shore of Lake Erie, approximately 14 miles north of Toledo, Ohio and 25 miles south of Detroit ₎ Michigan is within 500 miles of nearly half the U.S. and Canadian population and commerce centers providing unparalleled access to market ₎ $500 Million in trade crosses between Michigan and Canada daily via the Ambassador Bridge, the busiest border crossing in North America ₎ Michigan’s cost of living is 10% below the national average and ranks as the fourth most affordable state in the country Monroe County, MI* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 14 $ 1,005,960 48.66% 2 Huntington Bancshares 4 366,202 17.71 3 Fifth Third Bancorp 3 243,611 11.78% 4 KeyCorp 3 164,865 7.97% Projected HHI & Pop. Change 2020-2025 5 PNC Financial Services Group 2 163,628 7.91% 6 Old National Bancorp 1 64,881 3.14% 7 Flagstar Bancorp 1 38,283 1.85% 11.63% 9.87% 8 Citizens Financial Group 1 19,936 .96% 8.19% Market Total 29 $ 2,067,366 3.27% 0.86% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 0.41% U.S. Michigan Monroe County HHI Pop. 20

Growth Through Acquisition Experienced Acquirer Expand in Current High-Growth Markets Extend into Additional High-Growth Markets Add to Franchise with Stable Deposit Gathering Markets 21

Acquisition Experience 22

First Merchants Acquisition Process Continuous Relationship Building Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management Integration Process Scalable Technology and Operations Center Achieve Announced Financial Return Targets 23

Operational Delivery Highlights Strategic differentiator in support of growth and scalability Operational services execution “hub” focusing on value creation Functional focus: Operations Project Management Technology Risk Management Vendor Management Credit Administration Located on the interstate less than 30 minutes north of Indianapolis 130,000+ square feet of flexible space Strategic Vendor Partners 24

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity Retail Households: 182,956 Online Banking/Digital Channel Treasury Management Annual Volume • Consumer: 85K Users • Automated Clearing House (ACH) • 1.5M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 53K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 164 + 25,000 MoneyPass ATMs Total Debit Cards Commercial Remote Deposit Capture • 199K active cards • 591 businesses using solution • 3.5M monthly card swipes • 143K deposits annually • $136M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 25

4th Quarter 2019 Highlights $47.8 Million of Net Income, or $0.87 Per Share Completed System Conversion of MBT Financial Corporation Integration Expense Totaled $1.9 Million, or $0.03 Per Share Winning Marketplace Execution Delivering Growth Organic Loan Growth of $161 Million, a 7.8% Annualized Growth Rate Organic Non-Maturity Deposit Growth of $154 Million, a 7.7% Annualized Growth Rate Resumption of High-Performance Metrics 26

Full-Year 2019 Highlights Record Net Income of $164.5 Million, a 3.3% Increase over 2018 Earnings Per Share of $3.19 Expanded Franchise into Michigan Acquisition Expense Totaled $13.7 Million, or $0.21 Per Share Total Assets of $12.5 Billion; Grew by 26.0% over 2018 Organic Loan Growth of $507 Million, a 7.0% Growth Rate Organic Deposit Growth of $979 Million, a 12.6% Growth Rate Tangible Book Value Increased to $21.94 Per Share, or 14.7% over Year-End 2018 27

Total Assets ($ in Millions) 2017 2018 2019 1. Investments $1,561 $1,633 $2,596 2. Loans 6,758 7,229 8,468 3. Allowance (75) (81) (80) 4. Goodwill & Intangibles 477 470 579 5. BOLI 224 225 288 6. Other 422 409 606 7. Total Assets $9,367 $9,885 $12,457 Annualized Asset Growth 29.9% 5.5% 26.0% 28

Loan Yield and Detail (as of December 31, 2019) QTD Yield = 5.19% Commercial Agricultural YTD Yield = 5.27% Construction Land & Agricultural Real Estate Land Public Land Development Production Total Loans = $8.5 Billion Non-Owner 2.8% Finance/Other 9.3% 1.1% Occupied Commercial 22.5% 6.5% Variable = $5.6 Billion Residential Fixed = $2.9 Billion Mortgage 13.6% Home Equity 7.0% LIBOR- Based 36% Prime- Other Based Consumer Commercial 17% 1.6% Real Estate Owner-Occupied 10.7% Commercial & Industrial 24.9% Fixed Rate Other 34% Variable Rates 13% 29

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 4Q2019 4Q2019 3Q2019 3Q2019 2Q2019 2Q2019 End End - - 1Q2019 1Q2019 4Q2018 4Q2018 Quarter Quarter 3Q2018 3Q2018 2Q2018 2Q2018 1Q2018 1Q2018 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 30

Investment Portfolio (as of December 31, 2019) Tax-Exempt Municipals Mortgage-Backed 47% Securities 35% $2.6 Billion Portfolio Modified duration of 5.1 years Tax equivalent yield of 3.23% Net unrealized gain of $71.5 Million Collateralized Mortgage Corporate U. S. Agencies Obligations Obligations 2% 15% 1% 31

Total Liabilities and Capital ($ in Millions) 2017 2018 2019 1. Customer Non-Maturity Deposits $ 5,741 $ 6,268 $ 8,147 2. Customer Time Deposits 1,051 1,241 1,478 3. Brokered Deposits 381 246 215 Total Deposits $ 7,173 $ 7,755 $ 9,840 4. Borrowings 701 538 599 5. Other Liabilities 57 51 98 6. Hybrid Capital 133 133 134 7. Common Equity 1,303 1,408 1,786 8. Total Liabilities and Capital $ 9,367 $ 9,885 $ 12,457 32

Deposit Detail (as of December 31, 2019) Certificates & Time Deposits Certificates & QTD Cost = 1.18% Time Deposits >$100,000 YTD Cost = 1.26% 8% <$100,000 Savings 8% Total = $9.8 Billion Deposits 29% Brokered Deposits 2% Demand Deposits 53% 33

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.37% 14.25% 14.29% 13.81% 14.00% 13.69% 13.69% 13.00% 11.98% 12.12% 12.05% 12.14% 12.13% 12.00% 11.64% 11.21% 11.04% 11.00% 11.00% 10.16% 10.14% 10.07% 9.97% 9.95% 10.00% 9.55% 9.30% 9.32% 9.36% 9.00% 8.00% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 34

Net Interest Margin Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Net Interest Income - FTE ($millions) $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 $ 101.2 Fair Value Accretion $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 $ 5.0 Tax Equivalent Yield on Earning Assets 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% 4.77% 4.63% Interest Expense/Average Earning Assets 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% 1.15% 1.01% Net Interest Margin 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% 3.62% 3.62% Fair Value Accretion Effect 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% 0.10% 0.18% $104 4.20% $100 4.10% 4.05% 4.00% $96 4.04% 3.99% $92 3.92% 3.84% 3.80% $88 3.71% $84 3.60% 3.62% 3.62% $80 $76 3.40% $72 3.20% $68 $64 3.00% Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Net Interest Income - FTE ($millions) Net Interest Margin 35

Non-Interest Income ($ in Millions) 2017 2018 2019 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 23.0 2. Wealth Management Fees 14.7 14.9 17.6 3. Card Payment Fees 16.1 18.0 20.2 4. Gains on Sales of Mortgage Loans 7.6 7.0 7.9 5. Derivative Hedge Fees 2.0 2.5 5.4 6. Other Customer Fees 1.7 1.9 1.7 7. Cash Surrender Value of Life Ins 6.6 4.2 4.5 8. Gains on Sales of Securities 2.6 4.3 4.4 9. Other 1.0 2.7 2.0 10. Total Non-Interest Income $71.0 $76.5 $86.7 36

Private Wealth Advisors Delivers broad advisory capabilities and expertise through Strong organic growth in AUM (over 25%) in addition to local, engaged and empowered leaders the increase due to acquisition of Monroe Bank and Trust Strong balance sheet growth in Private Banking aiding Business lines include: client retention, expansion and acquisition Investment Management – Personal and Institutional Benefitting from business owner liquidity events as Retirement Plan Services succession plans are executed Fiduciary Administration Expansion of advisory capabilities and family-office Private Banking services driving asset retention and expansion First Merchants Investment Services (not reflected below) FMIS business moving to stronger recurring revenue model from transactional model Total Assets Total Revenue (in Millions $) (excludes First Merchants Investment Services) (excludes First Merchants Investment Services) $4.00 $3.82 $20.00 $5.00 $18.28 $4.70 $18.00 $4.31 $4.50 $3.50 $1.20 $16.05 $4.66 $16.00 $0.99 $4.00 $3.00 $2.72 $2.93 $2.68 $2.63 $14.00 $3.50 $3.50 $2.50 $12.00 $13.13 $13.62 $3.32 $3.00 $2.04 $1.80 $1.79 $10.00 $11.59 $2.50 $2.00 $1.70 $10.92 $2.83 $9.82 $10.20 $2.62 $8.00 $2.00 $1.50 $1.17 $1.25 $8.78 $6.00 $7.29 $1.50 Assets $ (in Billions) (in $ Assets $1.00 $4.00 $1.00 $0.50 $2.00 $0.50 $- $- $0.00 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2016 12/31/2017 12/31/2018 12/31/2019 4Q18 4Q19 Annual Revenues (LHS) Quarterly Revenues (RHS) Total Assets Total Assets Under Management Total Fee Revenue Net Interest Income Core Fee Revenue 37

Mortgage Banking Delivers mortgage lending across our Mortgage Banking Revenue ($ in Millions) markets via commissions and salaried 30 loan originators $22.19 $21.02 30 $19.80 25 $17.52 Strong loan origination teams in 25 high-growth areas of Indianapolis $15.77 and Columbus, OH 20 20 Centralized underwriting and 14.29 processing 15 $13.52 $12.79 15 Strong connectivity with retail $10.52$6.24M $6.46M $5.62M branches $9.27 10 Majority of the pipeline is driven 10 by purchase business 5 5 12/31/2019 YTD 2489 mortgages $5.88 $6.24 $6.46 $5.62 $6.60 for $501M in volume 0 $0.62 $0.76 $1.04 $1.39 $1.30 0 2015 2016 2017 2018 2019 Servicing fees Gain on Sale Net Interest Income 38

Non-Interest Expense ($ in Millions) 2017 2018 2019 1. Salary & Benefits $119.8 $131.7 $144.0 2. Premises & Equipment 30.1 32.7 35.8 3. Intangible Asset Amortization 5.6 6.7 6.0 4. Professional & Other Outside Services 12.8 8.2 15.4 5. OREO/Credit-Related Expense 1.9 1.5 2.4 6. FDIC Expense 2.6 2.9 0.7 7. Outside Data Processing 12.2 13.2 16.5 8. Marketing 3.7 4.7 6.7 9. Other 16.9 18.4 19.3 10. Total Non-Interest Expense $205.6 $220.0 $246.81 1Includes acquisition-related expenses of $13.7 Million 39

Earnings ($ in Millions) 2017 2018 2019 1. Net Interest Income $ 277.3 $ 338.8 $ 356.7 2. Provision for Loan Losses (9.1) (7.2) (2.8) 3. Net Interest Income after Provision $ 268.2 $ 331.6 $ 353.9 4. Non-Interest Income 71.0 76.5 86.7 5. Non-Interest Expense (205.6) (220.0) (246.8) 6. Income before Income Taxes $ 133.6 $ 188.1 $ 193.8 7. Income Tax Expense (37.5) (29.0) (29.3) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $ 164.5 1 9. EPS $ 2.12 $ 3.22 $ 3.19 2 10. Efficiency Ratio 54.56% 50.21% 52.73 1Acquisition-related expenses reduced EPS by $0.21 2Acquisition-related expenses increased the Efficiency Ratio by 3.04% 40

Quarterly Earnings ($ in Millions) Q1-’19 Q2-’19 Q3-’19 Q4-’19 1. Net Interest Income $ 84.9 $ 85.3 $ 88.9 $ 97.6 2. Provision for Loan Losses (1.2) (0.5) (0.6) (0.5) 3. Net Interest Income after Provision $ 83.7 $ 84.8 $ 88.3 $ 97.1 4. Non-Interest Income 18.7 21.6 22.1 24.2 5. Non-Interest Expense (56.6) (57.6) (67.3) (65.2) 6. Income before Income Taxes $ 45.8 $ 48.8 $ 43.1 $ 56.1 7. Income Tax Expense (6.9) (7.7) (6.3) (8.3) 8. Net Income Avail. for Distribution $ 38.9 $ 41.1 $ 36.8 $ 47.8 9. EPS $ 0.78 $ 0.83 1 $ 0.711 $ 0.87 1 10. Efficiency Ratio 51.18% 51.00%2 57.60% 2 51.07% 2 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; and $0.03 in Q4 2Acquisition-related expenses increased the Efficiency Ratio by 0.45% in Q2; 9.77% in Q3; and 1.49% in Q4 41

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 1 $ .71 1 $ .87 1 $ 3.19 1 2. Dividends $ .22 $ .26 $ .26 $ .26 $ 1.00 3. Tangible Book Value $20.07 $21.01 $21.26 $21.94 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; $0.03 in Q4; and $0.21 for full-year 2019 42

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 $21.94 0.24 .22 0.22 $19.12 0.20 $16.96 .18 $15.85 0.18 $14.68 .15 $13.65 0.16 .14 $12.17 0.14 $10.95 0.12 .11 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.50% Forward Dividend Yield Compound Annual Growth Rate of 10.13% Equals 31.4% Dividend Payout Ratio 43

Asset Quality Summary Change Change ($ in Millions) Linked Quarter 2019 Over 2018 186.12017 2018 Q3-'19 2019 $ % $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 22.7 $ 16.0 $ (6.7) (29.5%) $ (10.1) (38.7%) 2. Other Real Estate 10.4 2.2 7.1 7.5 0.4 5.6% 5.3 240.9% 3. Renegotiated Loans 1.0 1.1 0.6 0.8 0.2 33.3% (0.3) (27.3%) 4. 90+ Days Delinquent Loans 0.9 1.9 0.1 0.1 - 0.0% (1.8) (94.7%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 30.5 $ 24.4 $ (6.1) (20.0%) $ (6.9) (22.0%) 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.4% 0.3% 7. Classified Loans $142.8 $167.4 $181.8 $ 200.1 $ 18.3 10.1% $ 32.7 19.5% 8. Classified Loans/Total Loans 2.1% 2.3% 2.2% 2.4% 44

ALLL and Fair Value Summary ($ in Millions) Q1-'19 Q2-'19 Q3-'19 Q4-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 80.6 $ 80.9 $ 81.3 $ 80.6 2. Less: Net Charge-offs (Recoveries) 0.9 0.1 1.3 0.8 3. Add: Provision Expense 1.2 0.5 0.6 0.5 4. Ending Allowance for Loan Losses (ALLL) $ 80.9 $ 81.3 $ 80.6 $ 80.3 5. Specific Reserves $ 1.6 $ 2.3 $ 2.3 $ 0.7 6. ALLL/Non-Accrual Loans 289.5% 317.0% 354.5% 503.4% 7. ALLL/Non-Purchased Loans 1.24% 1.19% 1.16% 1.11% 8. ALLL/Loans 1.11% 1.08% 0.97% 0.95% 9. Fair Value Adjustment (FVA) $ 27.8 $ 25.6 $ 41.3 $ 36.6 10. Total ALLL plus FVA 108.7 106.8 121.9 116.9 11. Purchased Loans plus FVA 809.9 732.5 1,410.3 1,271.2 12. FVA/Purchased Loans plus FVA 3.43% 3.49% 2.93% 2.88% 56.7% 16.0% 27.3% 45

Total Return Performance Total Return Percentage Return Total 46

Looking Forward . . . Establish First Merchants Brand in Michigan Market Leadership Relationship Management and Growth Expand Community Lending Model throughout our Primary Metro Markets Grow Net Interest Income, Continue Pricing Discipline Evolving Digital Delivery Investment Strategy Top 5 Ranking Forbes Magazine America’s Best Banks… Three Years Running! 47

Why Invest in First Merchants? High Performance Financial Metrics Attractive Long-Term Deposit Market Shares Commercial Presence that Creates a Client Preference Successful Acquisition and Integration Track Record Focused on Providing Sustainable Shareholder Value 48

Research Coverage 49

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 50

Appendix

Appendix – Non-GAAP Reconciliation CAPITAL RATIOS (dollars in thousands): 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total Risk-Based Capital Ratio Total Stockholders' Equity (GAAP) 1,303,463 1,313,073 1,340,328 1,361,426 1,408,260 1,455,848 1,501,636 1,749,012 1,786,437 Adjust for Accumulated Other Comprehensive (Income) Loss 1 3,534 21,725 24,868 35,409 21,422 1,595 (14,602) (25,648) (27,874) Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Add: Qualifying Capital Securities 65,919 65,975 66,030 66,086 66,141 66,197 66,252 66,308 66,363 Less: Tier 1 Capital Deductions - - - - - - - - - Less: Disallowed Goodwill and Intangible Assets (464,066) (467,518) (466,063) (464,658) (463,525) (462,202) (460,885) (570,098) (569,468) Less: Disallowed Deferred Tax Assets - (2,594) (2,104) (1,111) - (4,037) (2,587) (3,460) - Total Tier 1 Capital (Regulatory) $ 908,725 $ 930,536 $ 962,934 $ 997,027 $ 1,032,173 $ 1,057,276 $ 1,089,689 $ 1,215,989 $ 1,255,333 Qualifying Subordinated Debentures 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 Allowance for Loan Losses includible in Tier 2 Capital 75,032 76,420 77,543 78,406 80,552 80,902 81,274 80,571 80,284 Total Risk-Based Capital (Regulatory) $ 1,048,757 $ 1,071,956 $ 1,105,477 $ 1,140,433 $ 1,177,725 $ 1,203,178 $ 1,235,963 $ 1,361,560 $ 1,400,617 Net Risk-Weighted Assets (Regulatory) $ 7,660,604 $ 7,831,727 $ 8,002,666 $ 8,001,191 $ 8,060,882 $ 8,176,677 $ 8,491,188 $ 9,474,126 $ 9,799,329 Total Risk-Based Capital Ratio (Regulatory) 13.69% 13.69% 13.81% 14.25% 14.61% 14.71% 14.56% 14.37% 14.29% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) $ 908,725 $ 930,536 $ 962,934 $ 997,027 $ 1,032,173 $ 1,057,276 $ 1,089,689 $ 1,215,989 $ 1,255,333 Less: Qualified Capital Securities (65,919) (65,975) (66,030) (66,086) (66,141) (66,197) (66,252) (66,308) (66,363) Add: Additional Tier 1 Capital Deductions - - - - - - - - - Common Equity Tier 1 Capital (Regulatory) $ 842,806 $ 864,561 $ 896,904 $ 930,941 $ 966,032 $ 991,079 $ 1,023,437 $ 1,149,681 $ 1,188,970 Net Risk-Weighted Assets (Regulatory) $ 7,660,604 $ 7,831,727 $ 8,002,666 $ 8,001,191 $ 8,060,882 $ 8,176,677 $ 8,491,188 $ 9,474,126 $ 9,799,329 Common Equity Tier 1 Capital Ratio (Regulatory) 11.00% 11.04% 11.21% 11.64% 11.98% 12.12% 12.05% 12.14% 12.13% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. 52

Appendix – Non-GAAP Reconciliation TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total Stockholders' Equity (GAAP) $ 1,303,463 $ 1,313,073 $ 1,340,328 $ 1,361,426 $ 1,408,260 $ 1,455,848 $ 1,501,636 $ 1,749,012 $ 1,786,437 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (476,503) (474,777) (473,059) (471,409) (469,784) (468,256) (466,736) (579,751) (578,881) Tangible Common Equity (non-GAAP) $ 826,835 $ 838,171 $ 867,144 $ 889,892 $ 938,351 $ 987,467 $ 1,034,775 $ 1,169,136 $ 1,207,431 Total Assets (GAAP) $ 9,367,478 $ 9,472,796 $ 9,734,715 $ 9,787,282 $ 9,884,716 $ 10,210,925 $ 10,737,857 $ 12,325,061 $ 12,457,254 Less: Intangible Assets (476,503) (474,777) (473,059) (471,409) (469,784) (468,256) (466,736) (579,751) (578,881) Tangible Assets (non-GAAP) $ 8,890,975 $ 8,998,019 $ 9,261,656 $ 9,315,873 $ 9,414,932 $ 9,742,669 $ 10,271,121 $ 11,745,310 $ 11,878,373 Tangible Common Equity Ratio (non-GAAP) 9.30% 9.32% 9.36% 9.55% 9.97% 10.14% 10.07% 9.95% 10.16% TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 4Q16 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total Stockholders' Equity (GAAP) $ 454,408 $ 514,467 $ 552,236 $ 634,923 $ 726,827 $ 850,509 $ 901,657 $ 1,303,463 $ 1,313,073 $ 1,340,328 $ 1,361,426 $ 1,408,260 $ 1,455,848 $ 1,501,636 $ 1,749,012 $ 1,786,437 Less: Preferred Stock (67,880) (90,783) (90,908) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (154,019) (150,471) (149,529) (202,767) (218,755) (259,764) (258,866) (476,503) (474,777) (473,059) (471,409) (469,784) (468,256) (466,736) (579,751) (578,881) Tax Benefit 2,907 2,224 2,249 4,973 6,085 6,278 5,930 6,788 6,043 5,690 5,351 5,017 4,703 4,391 7,627 7,257 Tangible Common Equity, Net of Tax (non-GAAP) $ 235,416 $ 275,437 $ 314,048 $ 437,004 $ 514,032 $ 596,898 $ 648,596 $ 833,623 $ 844,214 $ 872,834 $ 895,243 $ 943,368 $ 992,170 $ 1,039,166 $ 1,176,763 $ 1,214,688 0 Shares Outstanding 25,574,251 28,559,707 28,692,616 35,921,761 37,669,948 40,664,258 40,912,697 49,158,238 49,243,096 49,280,188 49,304,542 49,349,800 49,428,468 49,456,594 55,345,672 55,368,482 Tangible Common Equity per Share (non-GAAP) $ 9.21 $ 9.64 $ 10.95 $ 12.17 $ 13.65 $ 14.68 $ 15.85 $ 16.96 $ 17.14 $ 17.71 $ 18.16 $ 19.12 $ 20.07 $ 21.01 $ 21.26 $ 21.94 53

Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2017 2018 1Q19 2Q19 3Q19 4Q19 2019 Non Interest Expense (GAAP) $ 205,556 $ 219,951 $ 56,621 $ 57,587 $ 67,354 $ 65,201 $ 246,763 Less: Intangible Asset Amortization (5,647) (6,719) (1,528) (1,520) (1,356) (1,590) (5,994) Less: OREO and Foreclosure Expenses (1,903) (1,470) (1,165) (903) (294) (66) (2,428) Adjusted Non Interest Expense (non-GAAP) 198,006 211,762 53,928 55,164 65,704 63,545 238,341 Net Interest Income (GAAP) 277,284 338,857 84,866 85,278 88,932 97,584 356,660 Plus: Fully Taxable Equivalent Adjustment 17,270 10,732 2,930 3,109 3,412 3,633 13,085 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 294,554 349,589 87,796 88,387 92,344 101,217 369,745 Non Interest Income (GAAP) 71,009 76,459 18,713 21,614 22,116 24,245 86,688 Less: Investment Securities Gains (Losses) (2,631) (4,269) (1,140) (1,843) (393) (1,039) (4,415) Adjusted Non Interest Income (non-GAAP) 68,378 72,190 17,573 19,771 21,723 23,206 82,273 Adjusted Revenue (non-GAAP) 362,932 421,779 105,369 108,158 114,067 124,423 452,018 Efficiency Ratio (non-GAAP) 54.56% 50.21% 51.18% 51.00% 57.60% 51.07% 52.73% FORWARD DIVIDEND YIELD 4Q19 Most recent quarter's dividend per share $ 0.26 Most recent quarter's dividend per share - Annualized $ 1.04 Stock Price at 12/31/19 $ 41.59 Forward Dividend Yield 2.50% DIVIDEND PAYOUT RATIO 2019 YTD Dividends per share $ 1.00 Earnings Per Share $ 3.19 Dividend Payout Ratio 31.4% 54

Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2017 2018 3Q19 2019 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 1,404,303 $ 1,456,220 $ 1,764,062 $ 1,787,006 Adjust for Accumulated Other Comprehensive (Income) Loss 1 763 19,031 (28,403) (30,495) Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions - - - - Less: Disallowed Goodwill and Intangible Assets (463,618) (463,076) (569,648) (569,021) Less: Disallowed Deferred Tax Assets - - (2,917) - Total Tier 1 Capital (Regulatory) 941,323 1,012,050 1,162,969 1,187,365 Allowance for Loan Losses includible in Tier 2 Capital 75,032 80,552 80,571 80,284 Total Risk-Based Capital (Regulatory) $ 1,016,355 $ 1,092,602 $ 1,243,540 $ 1,267,649 Construction, Land and Land Development Loans $ 612,219 $ 545,729 $ 670,138 $ 787,568 Concentration as a % of the Bank's Risk-Based Capital 60% 50% 54% 62% Construction, Land and Land Development Loans $ 612,219 $ 545,729 $ 670,138 $ 787,568 Investment Real Estate Loans 1,617,943 1,865,544 2,012,430 1,902,692 Total Construction and Investment RE Loans $ 2,230,162 $ 2,411,273 $ 2,682,568 $ 2,690,260 Concentration as a % of the Bank's Risk-Based Capital 219% 221% 216% 212% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 1Q19 2Q19 3Q19 4Q19 Loans Held for Sale (GAAP) $ 3,330 $ 5,854 $ 7,910 $ 9,037 Loans (GAAP) 7,299,320 7,511,370 8,299,260 8,459,310 Total Loans 7,302,650 7,517,224 8,307,170 8,468,347 Less: Purchased Loans (782,114) (706,916) (1,369,064) (1,234,616) Non-Purchased Loans (non-GAAP) $ 6,520,536 $ 6,810,308 $ 6,938,106 $ 7,233,731 Allowance for Loan Losses (GAAP) $ 80,902 $ 81,274 $ 80,571 $ 80,284 Fair Value Adjustment (FVA) (GAAP) 27,768 25,545 41,265 36,622 Allowance plus FVA (non-GAAP) $ 108,670 $ 106,819 $ 121,836 $ 116,906 Purchased Loans (GAAP) $ 782,114 $ 706,916 $ 1,369,064 $ 1,234,616 Fair Value Adjustment (FVA) (GAAP) 27,768 25,545 41,265 36,622 Purchased Loans plus FVA (non-GAAP) $ 809,882 $ 732,461 $ 1,410,329 $ 1,271,238 Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.24% 1.19% 1.16% 1.11% FVA as a Percentage of Purchased Loans plus FVA (non-GAAP) 3.43% 3.49% 2.93% 2.88% 55